UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: March 10, 2014

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

011 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(d)

Effective March 10, 2014, the board of directors of SunVesta, Inc. (“SunVesta”) appointed José

Maria Figueres to serve as a member of its board of directors until the next annual meeting of its stockholders.

Mr. Figueres completed his undergraduate studies at the United States Military Academy (West Point)

and completed his Masters Degree in Public Administration at the John F. Kennedy School of

Government at Harvard University. On completion of his undergraduate education, Mr. Figueres returned a family business, Sociedad Agroindustrial San Cristobal, to profitability before co-founding Energia

Global, Inc., a renewable energy company with operations in Costa Rica, Guatemala and Chile.

Following his graduate studies at Harvard, Mr. Figueres was elected as the President of Costa Rica in

1994, a position in which he served for four years. When his service as President came to an end, Mr.

Figueres was appointed to the board of directors of Terremark Worldwide, Inc., a global IT company that provided industry managed services such as cloud computing, collocation and web hosting solutions for enterprise IT infrastructures. A year after joining Terremark, Mr. Figueres joined the World Economic

Forum in Davos, Switzerland. Five years later, Mr. Figueres undertook a one year assignment as managing director of the Talal Abu-Ghazaleh Organization, a global consulting group headquartered in

Amman, Jordon. Between 2006 and 2009, Mr. Figueres served on the International Advisory Board of

Abraaj Capital, a private equity firm with over $6 billion in assets under management. He then went on to join the Advisory Board of Grupo Arcano, a financial services firm based in Madrid, Spain, a leading boutique for investment banking and asset management services. Mr. Figueres joined IJ Partners in

Geneva, Switzerland, as a managing partner in 2010. Since 2010, Mr. Figueres has served as the

Chairman of the Carbon War Room, an independent non-profit organization focused on the global transition to a low carbon economy. Mr. Figueres was appointed President of the Carbon War Room in

2012.

Mr. Figueres’s knowledge, experience and business know-how on a global level in addition to his direct connection to Costa Rica is extremely valuable to SunVesta’s board of directors as it moves forward with its hotel development in Costa Rica.

Mr. Figueres has entered into a compensation arrangement with SunVesta in connection with his service to the board of directors. SunVesta has authorized the issuance of five hundred thousand (500,000) shares of restricted common stock to Mr. Figueres and retention compensation of two hundred thousand

(200,000) shares of restricted common stock paid on each annual anniversary of Mr. Figueres’ service to the board of directors.

Mr. Figueres has not entered into any arrangement or understanding with any other persons in connection with his appointment to SunVesta’s board of directors.

Mr. Figueres is not related to any director, executive officer or person nominated or chosen by SunVesta to become a director or executive officer.

Since the beginning of its last fiscal year, Mr. Figueres has not entered into any related transaction with

SunVesta, except in connection with the stock issuance authorized on his appointment to the board of directors and those additional stock issuances committed for continued service to SunVesta’s board of directors.

SunVesta considers Mr. Figueres to be an independent director.

SunVesta has not yet determined whether Mr. Figueres will serve on any board of directors committee.

Effective March 10, 2014, the board of directors of SunVesta appointed Howard M. Glicken to serve as a member of its board of directors until the next annual meeting of its stockholders.

Mr. Glicken attended the University of Florida, the American Banking Institute and the Harvard

University Advanced Institute on Negotiation. Between 1972 and 1981 Mr. Glicken served as the Chief

Executive Officer and Chairman of the Board of MGI Industries, which company controlled the design and manufacture of extrusion tools for the metals industry in Latin America. Mr. Glicken joined Jillian’s

Entertainment Corporation in 1983 to serve as its Chairman and Chief Executive Officer until 1992. Over this period Jillian’s became one of the largest United States purchasers of Latin American gold ore.

Following his tenure at Jillian’s, Mr. Glicken was appointed Chairman of the Commonwealth Group, a

Washington, D.C. public policy and consulting firm with extensive business activities in Latin America.

Mr. Glicken worked with the Commonwealth Group until 1996 before forming the America’s Group. He currently serves as Chairman and Chief Executive Officer of the America’s Group, a Miami based consulting/merchant banking firm focused solely on Latin America, Mexico and the Caribbean.

Mr. Glicken years of business and political experience in Latin America is extremely valuable to

SunVesta’s board of directors as it seeks to garner the attention of those in the region that might assist in the development of its hotel project in Costa Rica.

Mr. Glicken has entered into a compensation arrangement with SunVesta in connection with his service to the board of directors. SunVesta has authorized the issuance of five hundred thousand (500,000) shares of restricted common stock to Mr. Glicken, and retention compensation of two hundred thousand (200,000)

shares of restricted common stock paid on each annual anniversary of Mr. Glicken’s service to the board of directors.

Mr. Glicken has not entered into any arrangement or understanding with any other persons in connection with his appointment to SunVesta’s board of directors.

Mr. Glicken is not related to any director, executive officer or person nominated or chosen by SunVesta to become a director or executive officer.

Since the beginning of its last fiscal year, Mr. Glicken has not entered into any related transaction with

SunVesta except in connection with the stock issuance authorized on his appointment to the board of directors and those additional stock issuances committed for continued service to SunVesta’s board of directors.

SunVesta considers Mr. Glicken to be an independent director.

SunVesta has not yet determined whether Mr. Glicken will serve on any board of directors committee.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

By: /s/ Josef Mettler

March 11, 2014

Name: Josef Mettler

Title: Chief Executive Officer and Chief Financial Officer

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